THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
VARIABLE EXECUTIVE LIFE

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policy and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Update to Periodic Charges (Other than Portfolio Operating Expenses)
Effective January 1, 2026, in all states/jurisdictions other than the states of California, New York, and Texas, under “Fee and Expense Tables” section, in the table titled “Periodic Charges (Other than Portfolio Operating Expenses),” under the sub-header row titled “Monthly Policy Charge-Cost of Insurance Charge” the “Current Charge” for the Minimum Charge, is amended to reflect the following change. This change will become effective on or about March 1, 2026, in the states/jurisdictions of California, New York, and Texas.
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Monthly Policy Charge—Cost of Insurance Charge[2]
Minimum Charge[4]	Monthly, on each Monthly Processing Date	$0.08 per $1,000 of net amount at risk	$0.03 (monthly) per $1,000 of net amount at risk
This Supplement is dated November 21, 2025.